                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2001



                                 AMEDISYS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-24260                                11-3131700
        ------------------------           ------------------------------------
        (Commission File Number)           (I.R.S. Employer Identification No.)


                   11100 Mead Road, Suite 300, Baton Rouge, LA
                  ---------------------------------------------
                  70816 (Address of principal executive offices
                               including zip code)


                                 (225) 292-2031
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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 ITEM 5.          OTHER EVENTS

                           On October 31, 2001, Amedisys, Inc., "the Company",
                  issued a press release attached hereto as Exhibit 99.1 to announce that it will release third quarter operating results on November 5, 2001 and host a conference call at 11:00 a.m. EST that same day.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibit
                              No.                                         Page

                           99.1(i)  Press Release dated October 31,
                                    2001 announcing that the Company
                                    will release third quarter operating
                                    results on November 5, 2001 and host
                                    a conference call at 11:00 a.m. EST
                                    that same day ..........................A-1

                                    (i) Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:  /s/ John M. Joffrion
   ---------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: November 1, 2001


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                               INDEX TO EXHIBITS

Exhibit
  No.                               Description
-------                             -----------

99.1(i) Press Release dated October 31, 2001 announcing that the Company will release third quarter operating results on November 5, 2001 and host a conference call at 11:00 a.m. EST that same day


(i) Filed herewith.